Other asset - Summary of detailed information about other asset (Detail) - USD ($) $ in Thousands	12 Months Ended
	Nov. 30, 2021	Nov. 30, 2020	Nov. 30, 2019
Cost
Ending balance	$ 19,530	$ 19,530	$ 19,530
Accumulated amortization
Beginning balance	12,207	7,326
Amortization	4,882	4,881
Ending balance	17,089	12,207
Net carrying amounts	$ 2,441	$ 7,323